                                                                   EXHIBIT 10.27

                                                              (domestic version,
                                                              which is the same
                                                              in all material
                                                              respects as the
                                                              international
                                                              version)




                       EXECUTIVE PARTICIPATION PROGRAM
                        -------------------------------
                          STOCK SUBSCRIPTION AGREEMENT
                          ----------------------------
                             (BASIC EQUITY ACCOUNT)

          THIS STOCK SUBSCRIPTION AGREEMENT (the "Agreement") is entered into as of _____________________ by and between Korn/Ferry International, a California corporation (the "Company") and __________________________________________,

an officer of the Company ("Executive").

                                R E C I T A L S

          A. The Company is a corporation duly organized and existing under the laws of the State of California.

          B. In 1991, the Company adopted the Executive Participation Program, which, as amended prior to the date hereof, provides for the sale to certain officers of the Company of shares of Company Common Stock ("Shares") on the terms and subject to the conditions set forth in this Agreement and the schedules and exhibits hereto.

          C. Executive desires to purchase Shares under the Executive Participation Program on the terms and subject to the conditions set forth in this Agreement and the schedules and exhibits hereto.

          NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth below, the parties hereto agree as follows:

          1.   DEFINITIONS.  For all purposes of this Agreement, the following
               -----------
definitions apply:

               "Adjustment Shares" means a number of Shares equal to the Total Purchase Price divided by the Adjustment Value.

               "Adjustment Value" means the sum of (A) the Value of a Share as of the end of the Fiscal Year immediately preceding the date hereof, plus or
                                                                     -------
minus (as the case may be) (B) a prorated portion as of the date hereof of the
-----
increase or decrease from such Value to the Value of a Share as of the end of the Fiscal Year immediately following the date hereof, allocating for such purpose such increase or decrease in equal monthly increments over such Fiscal Year period.

               "Basic Equity Account" means the dollar amount set forth as Item 1 of Schedule 1 hereto.

               "Book Value" means the book value of a Share, as determined in accordance with generally accepted accounting principles applied in accordance with the usual accounting practices of the Company.

               "Book Value of Current Holdings" means the dollar amount set forth as Item 3 of Schedule 1 hereto, which equals the Book Value of the Current Holdings as of the end of the Fiscal Year immediately preceding the date hereof, assuming for this purpose that the Phantom Units were Shares.

               "Cash Value of Current Holdings" means the Book Value of Current Holdings minus any amounts owing by the Executive to the Company as of the date hereof pursuant to the Korn/Ferry International Phantom Stock Plan, effective May 1, 1988.

               "Current Holdings" means the shares of Common Stock of the Company held by Executive as of the date hereof or which Executive is entitled to receive pursuant to any agreement between Executive and the Company (other than this Agreement) in effect as of the date hereof, together with any Phantom Units held by Executive as of the date hereof.

               "Deferred First Installment Shares" means the number of Shares equal to twenty-five percent (25%) of the First Installment divided by the Value as of the end of the Fiscal Year immediately following the date hereof.

               "Deferred Second Installment Shares" means the number of Shares equal to twenty-five percent (25%) of the Second Installment divided by the Value as of the end of the Fiscal Year immediately following the date hereof.

               "Deferred Shares" means the Deferred First Installment Shares and the Deferred Second Installment Shares.

               "Fiscal Year" means the fiscal year of the Company, which begins each May 1 and ends each April 30.

               "First Installment" means the dollar amount set forth as Item 6 of Schedule 1 hereto, which equals twenty percent (20%) of the Basic Equity Account minus the Cash Value of Current Holdings, but in no event less than zero.

               "First Installment Shares" means the Initial First Installment Shares and the Deferred First Installment Shares.

               "Initial First Installment Shares" means the number of Shares equal to seventy-five percent (75%) of the First Installment divided by the Value as of the end of the Fiscal Year immediately preceding the date hereof.

               "Initial Second Installment Shares" means the number of Shares equal to seventy-five percent (75%) of the Second Installment divided by the Value as of the end of the Fiscal Year immediately preceding the date hereof.

               "Initial Shares" means the Initial First Installment Shares and the Initial Second Installment Shares.

               "Phantom Units" means phantom shares issued pursuant to the Korn/Ferry International Phantom Stock Plan, effective May 1, 1988.

               "Second Installment" means the dollar amount set forth as Item 7 of Schedule 1 hereto, which equals eighty (80%) of the Basic Equity Account minus the remainder of the Cash Value of Current Holdings, if any, after calculation of the First Installment.

               "Second Installment Shares" means the Initial Second Installment Shares and the Deferred Second Installment Shares.

               "Shares" has the meaning set forth in Recital B.

               "Total Purchase Price" means the dollar amount set forth as Item 5 of Schedule 1 hereto, which equals the Basic Equity Account minus the Cash Value of Current Holdings.

               "U.S. Person" has the meaning set forth in Regulation S of the Securities Act of 1933, as amended. Without limitation and as further qualified in Regulation S, a "U.S. Person" is as set forth on Schedule 2 hereto and incorporated herein by this reference.

               "Value" means, for purposes of determining the price at which a Share will be sold or purchased pursuant to this Agreement, (a) the Book Value of such Share as of the end of the Fiscal Year immediately preceding (or immediately following, as set forth herein) such sale or purchase, or (b) such other value or formula for determining value as may be specified from time to time after the date hereof in a resolution adopted by such percentage of the shareholders of the Company as are then required pursuant to the Company's Articles of Incorporation as the value or formula for determining value to be used in connection with any sales and purchases of Shares by the Company, including, without limitation, sales and purchases pursuant to the Executive Participation Program.

          2.   SUBSCRIPTION.  Executive hereby subscribes for and agrees to
               ------------
purchase the First Installment Shares and the Second Installment Shares for an amount equal to the Total Purchase Price, with such Shares being issuable and such amount being payable in accordance with the provisions of this Agreement. Executive agrees that this subscription is subject to acceptance or rejection by the Company, in its discretion, in whole or in part, and shall be irrevocable upon acceptance by the Company.

          3.   METHOD OF PAYMENT.  Executive shall pay the Total Purchase Price
               -----------------
by a combination of the options described in Sections 4 and 5 below. Simultaneously with executing and delivering this Agreement, Executive shall complete, execute and deliver to the Company a Payment Election in the form of Exhibit A hereto, which Payment Election shall indicate the methods of payment selected by Executive. Executive acknowledges that such Payment Election shall be irrevocable and may only be modified with the prior written consent of the Company.

          4.   FIRST INSTALLMENT.  The First Installment shall be paid by
               -----------------
Executive to Company as follows:

               (a) Seventy-five percent (75%) of the First Installment shall be paid on or prior to the date hereof pursuant to paragraphs (i) or (ii) below;

                    (i)    in cash; or

                    (ii) By delivery of a promissory note in the form of Exhibit B attached hereto (the "First Installment Note"). The First Installment Note shall bear interest at a rate per annum equal to the reference rate plus
 .75% (i.e., 75 basis points) of Bank of America, as in effect from time to time, commencing on the date hereof. Principal and interest payments on the First Installment Note shall be payable as follows:

                         (A)  One-third of the principal, plus all accrued and
unpaid interest on the principal through the date payment is made, on the last business day of the first full month immediately following the date hereof (i.e., if the date hereof is not the first day of a month, then such payment will be due on the last business day of the following month);

                         (B)  One-third of the principal, plus all accrued and
unpaid interest on the principal through the date payment is made, on the last business day of the sixth full month following the date hereof; and

                         (C)  One-third of the principal, plus all accrued and
unpaid interest on the principal through the date payment is made, on the last business day of the twelfth full month following the date hereof.

               (b) Twenty-five percent (25%) of the First Installment shall be paid within thirty (30) days after the completion of the Company's audited financial statements as of the end of the Fiscal Year following the date hereof, as follows:

                    (i) in cash including accrued interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America, as in effect from time to time, commencing on the date hereof; or

                    (ii) By amendment to the First Installment Note in the form of Exhibit H attached hereto increasing the principal thereof by such amount payable, plus all accrued and unpaid interest on such additional principal amount through the date payment is made, on the last business day of the eighteenth full month following the date hereof.

          5.   SECOND INSTALLMENT.  The Second Installment shall be paid by
               ------------------
Executive to Company as follows:

               (a) Seventy-five percent (75%) of the Second Installment shall be paid on or prior to the date hereof pursuant to paragraphs (i), (ii) or (iii) below;

                    (i)    In cash;

                    (ii) By delivery of a promissory note in the form of Exhibit C attached hereto (the "Second Installment Note - Option 1"). The Second Installment Note - Option 1 shall bear interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America, as in effect from time to time, commencing on the date hereof. Principal and interest payments on the Second Installment Note - Option 1 shall commence on the 15th of the first full month following the date hereof and be payable semi-monthly and on the date any bonus payment is made by the Company to Executive, and will be computed based on levels of gross compensation for each Fiscal Year as set forth in the Second Installment Note - Option 1, as follows:

                         (A)  Six percent (6%) of the first $100,000 of
compensation;

                         (B)  Ten percent (10%) of the next $50,000 of
compensation;

                         (C)  Fifteen percent (15%) of the next $100,000 of
compensation; and

                         (D)  Twenty-five percent (25%) of compensation in
excess of $250,000.

                         Payments will be applied first to accrued and unpaid
interest and second to reduce the principal outstanding; or

                    (iii) By delivery of a promissory note in the form of Exhibit D attached hereto (the "Second Installment Note - Option 2"). The Second Installment Note - Option 2 shall bear interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America, as in effect from time to time, commencing on the date hereof. Principal and interest payments shall commence on the last day of the fiscal quarter ending after the date hereof and shall be made on a quarterly basis in twelve (12) equal installments of principal plus all accrued and unpaid interest on the total principal amount.

               (b) Twenty-five percent (25%) of the Second Installment shall be paid within thirty (30) days after the completion of the Company's audited financial statements as of the end of the Fiscal Year following the date hereof, as follows:

                    (i) in cash including accrued interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America, as in effect from time to time, commencing on the date hereof;

                    (ii) By amending the Second Installment Note - Option 1 in the form of Exhibit I attached hereto or by amending the Second Installment Note
- Option 2 in the form of Exhibit J attached hereto to increase the principal thereof by such amount. In the case of the Second Installment Note - Option 2, the maturity will be extended by one year and payments will be made on a quarterly basis in four (4) equal installments of principal plus all accrued and unpaid interest on the total principal amount; or

                    (iii) By delivery of a Second Installment Note - Option 1 or, provided Executive has elected payment in cash pursuant to Section 5(a)(i) above, by delivery of a Second Installment Note - Option 2, with such changes thereto as are necessary to reflect the date of execution thereof on the maturity and payment schedule.

               (c)  Salary Deductions.  Executive may elect to have principal
                    -----------------
and interest payments on the Second Installment Note - Option 1 withheld by the Company as (semi-) monthly payroll deductions from base salary and deductions from bonus payments, if any, by executing and delivering to the Company the Authorization for Payroll Deduction for Loan attached hereto as Exhibit E.

          6.   ISSUANCE OF SHARES.  Subject to the provisions of Section 7
               ------------------
below, Company will issue to the Executive against payment of the purchase price therefor:

               (a) As of the date hereof, the Initial First Installment Shares and the Initial Second Installment Shares.

               (b) On the date Executive pays the deferred portion of the First Installment and the Second Installment, a number of shares equal to the Deferred

Shares, plus or minus (as the case may be) the difference between the Adjustment
        -------------
Shares and the sum of the Deferred Shares and the Initial Shares (e.g., if the total of the First Installment Shares and the Second Installment Shares are greater than the Adjustment Shares, the Deferred Shares will be reduced by such excess and if the total of the First Installment Shares and the Second Installment Shares are less than the Adjustment Shares, the Deferred Shares will be increased by such excess).

               Notwithstanding any other provision hereof, the Company will not issue any fractional Shares, but rather will make an appropriate cash payment to Executive in lieu of any issuance of a fractional Share.

          7.   STOCK REPURCHASE AGREEMENT AND SHARE PLEDGE AGREEMENT.  The
               -----------------------------------------------------
Shares will be subject to the terms and conditions of a Stock Repurchase Agreement in the form of Exhibit F hereto (the "Stock Repurchase Agreement"). Executive shall execute and deliver to the Company an original counterpart thereof. The Stock Repurchase Agreement provides that the certificates evidencing the Shares will remain in the possession of the Company to secure the Company's purchase rights thereunder. Further, all of the promissory notes made by Executive in favor of Company pursuant to Sections 4 or 5 will be secured by the Shares pursuant to a Share Pledge Agreement in the form of Exhibit G attached hereto. Executive shall execute and deliver to the Company an original counterpart thereof.

          8.   INVESTMENT REPRESENTATIONS AND WARRANTIES.  Executive hereby
               -----------------------------------------
represents and warrants as indicated below:

               (a) Executive has reviewed, completed and executed Schedule 3 hereto which is incorporated herein and made a part hereof by this reference, and the information provided to the Company in such Schedule 3 is complete and accurate.

               (b) Executive has such knowledge and experience in financial and business matters and Executive is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision with respect thereto.

               (c) Executive has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated.

               (d) Executive will purchase the Shares for Executive's own account and for investment purposes only, and Executive is not purchasing the Shares with a view to or for sale in connection with any distribution, resale or disposition of the Shares.

               (e) The information provided in this Section (including without limitation the information set forth on Schedule 3 hereto) may be relied upon in determining whether the offering in which the Executive proposes to participate is exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws and the rules promulgated thereunder.

               (f) Executive will notify the Company immediately of any material changes to the information given by Executive in this Section occurring prior to the closing of any purchase by Executive of the Shares.

               (g) Executive is an officer of the Company and as such has a high degree of familiarity with the business and operations of the Company and understands and has evaluated the merits and risks of the purchase of the Shares.

               (h) Executive has received a copy of the most recent Executive Equity Participation Materials of the Company (the "Materials"), prepared by the Company to describe the investment in the Company through purchase of the Shares, and Executive understands all of the information contained therein. Executive represents that Executive is relying solely upon the Materials and Executive's knowledge of the Company for the purpose of making Executive's decision to purchase the Shares, and Executive understands that no person has been authorized in connection with this offering to make any representations other than those contained in the Materials, and any representations not therein contained, if given or made, must not be relied upon as having been authorized by the Company.

          9.   ACKNOWLEDGMENTS AND COVENANTS OF EXECUTIVE.  Executive
               ------------------------------------------
acknowledges and agrees as follows:

               (a) The Company has made available to Executive the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company concerning the Company and the proposed sale of Shares to Executive as described in the Materials, and otherwise to obtain any additional information, to the extent that the Company or its executive officers possess such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Materials; and

               (b) Executive further acknowledges and agrees with the Company that (i) the Shares have not been, and the sale of the Shares will not be, registered under the Act, or qualified under any state securities laws; (ii) any sale or other disposition of the Shares by Executive or by any transferee from Executive will be limited to a transaction permitted by the Stock Repurchase Agreement and as to which, in each instance, an exemption from the registration requirements of the Act and any applicable requirements under state securities laws can be established.

          10.  MISCELLANEOUS.
               -------------

               (a)  Amendment.  No change, amendment or modification of this
                    ---------
Agreement shall be valid unless it is in writing and signed by the Company and the Executive.

               (b)  Entire Agreement.  This Agreement contains the entire
                    ----------------
agreement of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein.

               (c)  Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (d)  Waiver.  No waiver of any right pursuant hereto or waiver of
                    ------
any breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or effect the latter enforcement of such right.

               (e)  Headings.  The headings of the various sections herein are
                    --------
solely for the convenience of the parties and shall not effect or control the meaning or construction of this Agreement.

               (f)  Notices.  Any notice required or permitted to be given
                    -------
hereunder shall be in writing and shall be mailed first class, postage prepaid, or shall be personally delivered. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, the recipient. All such communications shall be addressed as follows:

               If to the Company:

               Korn/Ferry International
               1800 Century Park East
               Suite 900
               Los Angeles, California  90067
               Attn.:  Corporate Office
                       Vice President - Administration

               If to the Executive:

               At Executives address as shown in the Company's books

or to such other address as is provided by the parties hereto from time to time.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                   EXECUTIVE


                                   By: ___________________________

                                       Name: _____________________



                                   KORN/FERRY INTERNATIONAL,
                                   a California corporation


                                   By: ____________________________

                                       Name:    Norman A. Glick
                                             ----------------------

                                       Title:   VP Finance & CFO
                                              ---------------------

                                   SCHEDULE 1


     Attached to and made a part of that certain Executive
     Participation Program Stock Subscription Agreement (Basic Equity Account) dated ____________________ between Korn/Ferry
     International and
     ________________________________________________. *


1.   Basic Equity Account equals                                 $__________

2.   Book Value at end of Preceding Fiscal Year equals           $__________

3.   Book Value of Current Holdings equals                       $__________

4.   Cash Value of Current Holdings equals                       $__________

5.   Total Purchase Price equals                                 $__________

6.   First Installment equals                                    $__________

7.   Second Installment equals                                   $__________


___________
* All dollar amounts are in U.S. dollars.



                                   EXECUTIVE


                                   By: ____________________________

                                       Name: ______________________

                                     S1-1

                                  SCHEDULE 2

                                 "U.S. PERSON"


                    (i)    Any natural person resident in the United States;

                    (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                    (iii) Any estate of which any executor or administrator is a U.S. Person;

                    (iv)   Any trust of which trustee is a U.S. Person;

                    (v) Any agency or branch of a foreign entity located in the United States;

                    (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                    (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                    (viii) Any partnership or corporation if;

                           (A)  Organized or incorporated under the laws of any
foreign jurisdiction; and

                           (B)  Formed by a U.S. Person principally for the
purpose of investing in securities not registered under the Securities Act of 1933, as amended.

                                     S2-1

                                  SCHEDULE 3

                        REPRESENTATIONS AND WARRANTIES

     Attached to and made a part of that certain Executive
     Participation Program Stock Subscription Agreement (Basic Equity Account) dated _____________________ between Korn/Ferry
     International and ______________________________________________.

               (a)  Accredited Domestic Executives. Executive should initial
                    ------------------------------
each of the following representations, if applicable:
                                       -------------


_____               (i)    Executive is a U.S. Person.

_____               (ii)   Executive's individual net worth or joint net worth
          with Executive's spouse exceeds $1,000,000.

_____               (iii)  Executive's income (including, but not limited to,
          salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $200,000 in each of the last two years, and Executive reasonably expects an income in excess of $200,000 in this year.

_____               (iv)   Executive's joint income with Executive's spouse
          (including, but not limited to salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $200,000 in each of the last two years, and Executive reasonably expects a joint income in excess of $200,000 in this year.

_____               (v)    Executive's joint income with Executive's spouse
          (including, but not limited to salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $300,000 in each of the last two years, and Executive reasonably expects a joint income in excess of $300,000 in this year.

_____               (vi)   Executive's investment in the Shares does not
          exceed 10% of Executive's joint net worth with Executive's spouse.

                                EXECUTIVE

                                By: ___________________________

                                    Name: _____________________

                                   EXHIBIT A

                               PAYMENT ELECTION

                               PAYMENT ELECTION

          Delivered pursuant to that certain Stock Subscription Agreement (Basic Equity Account) (the "Agreement") entered into as of _______________ by and between Korn/Ferry International, a California corporation (the "Company") and ________________________________, an officer of the
          Company ("Executive").

          Capitalized terms used but not otherwise defined in this Exhibit A have the same meanings set forth in the Agreement.


Pursuant to Section 3 of the Agreement, Executive hereby elects to pay the Total Purchase Price of $ __________ in the methods indicated in paragraphs 1, 2, 3 and 4 below. Executive acknowledges that this Payment Election is irrevocable and may only be modified with the prior written consent of the Company. All amounts are in United States dollars.

1.   First Installment -- Initial
     ----------------------------

     Initial First Installment  = First Installment x 75%  =  $____________

     The Initial First Installment shall be paid by the Executive to the Company on or prior to the date of the Agreement pursuant to the paragraphs initialed and completed below as follows:

     Executive's                                              Executive to
     Initial             Method of Payment                    Insert Amount
     -------             -----------------                    -------------

     _______             Amount to be paid in cash on or
                         prior to the date hereof, pursuant
                         to paragraph 4 (a) (i) of the
                         Agreement:                           $____________

     _______             Amount to be paid by delivery of
                         the First Installment Note,
                         which is executed and enclosed,
                         pursuant to Section 4 (a) (ii) of
                         the Agreement:                       $____________

2.   First Installment -- Deferred
     -----------------------------

     Deferred First Installment  = First Installment x 25%  = $____________

     The Deferred First Installment shall be paid by the Executive to the Company within thirty (30) days of the Company's notification of the completion of its audited financial statements as of the end of the Fiscal Year following the date of the Agreement pursuant to the paragraphs initialed and completed below as follows:

     Executive's                                              Executive to
     Initial             Method of Payment                    Insert Amount
     -------             -----------------                    -------------

     _______             Deferred First Installment to be
                         paid in cash on or prior to the
                         date hereof, pursuant to
                         paragraph 4 (a) (i) of the
                         Agreement:                           $____________

     _______             Deferred First Installment plus
                         accrued interest to be paid in
                         cash within thirty (30) days
                         after Company's audited financial
                         statements as of the end of the
                         Fiscal Year following the date
                         hereof, pursuant to paragraph 4
                         (b) (i) of the Agreement:            $____________

     _______             Amount to be paid by amendment to
                         the First Installment Note, which
                         is executed and enclosed,
                         pursuant to Section 4 (b) (ii) of
                         the Agreement:                       $____________


3.   Second Installment -- Initial
     -----------------------------

     Initial Second Installment = Second Installment x 75% =  $____________

     The Initial Second Installment shall be paid by the Executive to the Company on or prior to the date of the Agreement pursuant to the paragraphs initialed and completed below as follows:

     Executive's                                              Executive to
     Initial             Method of Payment                    Insert Amount
     -------             -----------------                    -------------

     _______             Amount to be paid in cash on or
                         prior to the date hereof,
                         pursuant to paragraph 5 (a) (i)
                         of the Agreement:                    $____________

     _______             Amount to be paid by delivery of
                         the Second Installment Note --
                         Option 1, which is executed and
                         enclosed, pursuant to Section 5
                         (a) (ii) of the Agreement:           $____________

     _______             Amount to be paid by delivery of
                         the Second Installment Note --
                         Option 2, which is executed and
                         enclosed, pursuant to Section 5
                         (a) (iii) of the Agreement:          $____________


4.   Second Installment -- Deferred
     ------------------------------

     Deferred Second Installment = Second Installment x 25% = $____________

     The Deferred Second Installment shall be paid by the Executive to the Company within thirty (30) days of the Company's notification of the completion of its audited financial statements as of the end of the Fiscal Year following the date of the Agreement pursuant to the paragraphs initialed and completed below as follows:

     Executive's                                              Executive to
     Initial             Method of Payment                    Insert Amount
     -------             -----------------                    -------------

     _______             Deferred Second Installment to be
                         paid in cash on or prior to the
                         date hereof, pursuant to
                         paragraph 5 (a) (i) of the
                         Agreement:                           $____________

     _______             Deferred Second Installment plus
                         accrued interest to be paid in
                         cash within thirty (30) days
                         after Company's audited financial
                         statements as of the end of the
                         Fiscal Year following the date
                         hereof, pursuant to paragraph 5
                         (b) (i) of the Agreement:            $____________

     _______             Amount to be paid by amendment to
                         the Second Installment Note --
                         Option 1, which is executed and
                         enclosed, pursuant to Section 5
                         (b) (ii) of the Agreement:           $____________

     _______             Amount to be paid by amendment to
                         the Second Installment Note --
                         Option 2, which is executed and
                         enclosed, pursuant to Section 5
                         (b) (ii) of the Agreement:           $____________

     _______             Amount to be paid by delivery of
                         the Second Installment Note --
                         Option 1, which is executed and
                         enclosed, pursuant to Section 5
                         (b) (iii) of the Agreement (This
                         option is available only if the
                         Executive has not utilized such a
                         promissory note under paragraph 3
                         hereof):                             $____________

     _______             Amount to be paid by delivery of
                         the Second Installment Note --
                         Option 2, which is executed and
                         enclosed, pursuant to Section 5
                         (b) (iii) of the Agreement (This
                         option is available only if the
                         Executive has not utilized such a
                         promissory note under paragraph 3
                         hereof):                             $____________



Dated:________________                         By: __________________________

                                                   Name:_____________________

                                   EXHIBIT B

                            FIRST INSTALLMENT NOTE

                            SECURED PROMISSORY NOTE
                            FIRST INSTALLMENT NOTE


  $________________                                     Dated:__________________


                     FOR VALUE RECEIVED, the undersigned,
________________________________________________________, an individual
("Maker"), hereby unconditionally promises to pay to the order of KORN/FERRY INTERNATIONAL ("Payee"), in the manner and at the place hereinafter provided, the principal amount of $_____________ (the "Principal Amount"). Maker shall make mandatory payments in accordance with Section 2 below and Maker may make voluntary prepayments in accordance with Section 3 below.

          Maker also promises to pay interest on the unpaid Principal Amount hereof, which shall accrue commencing on the date hereof until paid in full, at an adjustable rate determined for each Fiscal Year (as defined below) that is equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America as in effect on the last day of the preceding Fiscal Year (which reference rate was _____%). For purposes hereof, "Fiscal Year" shall mean the twelve month period commencing each May 1 and ending each April 30. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed during the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the Stock Subscription Agreement (Basic Equity Account) (the "Subscription Agreement") and the Stock Repurchase Agreement (the "Stock Repurchase Agreement"), each between Maker and Payee and dated as of the date hereof, and is subject to the terms and conditions thereof. The shares of common stock of Payee issuable to Maker pursuant to the Subscription Agreement are referred to herein as the "Shares".

          1.   PAYMENTS.  All payments of principal and interest in respect of
               --------
this Note shall be made in lawful money of the United States of America in same day funds at the executive offices of Payee located at 1800 Century Park East, Suite 900, Los Angeles, California 90067, or at such other place as shall be designated in a written notice delivered to Maker. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day, and such extension of time shall be included in the computation of interest payable on this Note.
Each payment hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal.

          2.   MANDATORY PAYMENTS.
               ------------------

          (a)  Maker shall make payments on this Note in an amount equal to:

               (i) One-third of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the first full month immediately following the date hereof;

               (ii) One-third of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the sixth full month following the date hereof; and

               (iii) One-third of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the twelfth full month following the date hereof.

          (b) Maker may authorize Payee to withhold amounts, if any, otherwise payable to Maker from Payee as bonus payments or advances on bonus prior to final maturity hereof, and to apply such to payments then due under this Note by delivering to Payee the Authorization for Payroll Deduction for Loan in accordance with the terms of the Subscription Agreement.

          (c) Notwithstanding the foregoing, the Principal Amount, together with accrued interest thereon, shall become due and payable in full immediately upon the termination of Maker's employment with Payee or its affiliates or Maker's death; provided, however, that if upon such termination of employment or death Payee is prohibited from purchasing the Shares by applicable law or any contract or agreement binding on Payee, this Note shall continue in full force and effect until such time as Payee notifies Maker in writing that it is legally and contractually permitted to purchase the Shares, at which time the principal amount of this Note, together with accrued interest thereon, shall become immediately due and payable.

          3.   VOLUNTARY PREPAYMENTS.  Maker shall have the right at any time
               ---------------------
and from time to time to prepay the principal and interest of this Note in whole or in part, without premium or penalty; provided that each such prepayment shall be in a minimum amount of One Thousand Dollars ($1,000) and integral multiples of that amount, or the amount of principal and interest then outstanding, whichever is less. All prepayments will be applied to payments in reverse order of maturity.

          4.   PLEDGE OF SECURITY.  Maker has entered into a Pledge Agreement
               ------------------
with Payee dated as of the date hereof (the "Pledge Agreement") pursuant to which Maker pledges the Shares as security for this Note. All certificates or other instruments representing or evidencing such Shares shall be delivered to and held by Payee pursuant to the terms of the Stock Repurchase Agreement and the Pledge Agreement.

          5.   REPRESENTATIONS AND WARRANTIES.  Maker hereby represents and
               ------------------------------
warrants to Payee that:

          (a) This Note constitutes the legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

          (b) Maker is the legal and beneficial owner of the Shares free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance except for the security interest created by the Pledge Agreement.

          (c) The pledge of the Shares pursuant to the Pledge Agreement creates a valid first priority security interest in the Shares, securing the payment of the obligations under this Note.

          6.   EVENTS OF DEFAULT.  The occurrence of any of the following events
               -----------------
shall constitute an "Event of Default":

          (a) failure of Maker to pay any principal or interest under this Note when due, whether by acceleration (including, without limitation, acceleration pursuant to Section 2(c) hereof), by mandatory payment or otherwise, and such failure is not cured within 10 days;

          (b) Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case of bankruptcy under the U.S. Federal Bankruptcy Code (as now or hereafter in effect), or (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts;

          (c) a proceeding or case shall be commenced, without application or consent of Maker, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of the debts of Maker, (ii) the appointment of a trustee, receiver, custodian or liquidator of all or substantially all of the assets of Maker, or
(iii) similar relief in respect of Maker under any applicable law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and, in any such case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more business days; or an order for relief against Maker shall be entered in an involuntary case under the U.S. Federal Bankruptcy Code (as now or hereafter in effect);

          (d) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other obligation to Payee;

          (e) Payee shall not have or cease to have a first priority security interest in the Shares;

          (f) failure by Maker to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Note, the Pledge Agreement, the Subscription Agreement or the Stock Repurchase Agreement, and such failure is not cured within 10 days; or

          (g) any representation or warranty made by Maker to Payee herein shall prove to be false in any material respect when made.

          7.   REMEDIES.  Upon the occurrence of any Event of Default specified
               --------
in Section 6 above, the Principal Amount of this Note together with accrued interest thereon shall become immediately due and payable without notice of default, presentment or demand for payment, protest or other notices or demands of any kind (all of which are hereby expressly waived by Maker). Maker agrees to pay all cost and expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Payee in the enforcement and collection of this Note.

          8.   GOVERNING LAW.  This Note and the rights and obligations of the
               -------------
Maker and the Payee hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.

                              MAKER

                              By:_____________________

                                 Name:________________

                                   EXHIBIT C

                       SECOND INSTALLMENT NOTE - OPTION 1

                            SECURED PROMISSORY NOTE
                       SECOND INSTALLMENT NOTE - OPTION 1

 $________________                                   Dated:  ___________________


          FOR VALUE RECEIVED, the undersigned,

___________________________________________________________, an individual
("Maker"), hereby unconditionally promises to pay to the order of KORN/FERRY INTERNATIONAL ("Payee"), in the manner and at the place hereinafter provided, the principal amount of $_____________ (the "Principal Amount"). Maker shall make mandatory payments in accordance with Section 2 below and Maker may make voluntary prepayments in accordance with Section 3 below.

          Maker also promises to pay interest on the unpaid Principal Amount hereof, which shall accrue commencing on the date hereof until paid in full, at an adjustable rate determined for each Fiscal Year (as defined below) that is equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America as in effect on the last day of the preceding Fiscal Year (which reference rate was _____%). For purposes hereof, "Fiscal Year" shall mean the twelve month period commencing each May 1 and ending each April 30. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed during the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the Stock Subscription Agreement (Basic Equity Account) (the "Subscription Agreement") and the Stock Repurchase Agreement (the "Stock Repurchase Agreement"), each between Maker and Payee and dated as of the date hereof, and is subject to the terms and conditions thereof. The shares of common stock of Payee issuable to Maker pursuant to the Subscription Agreement are referred to herein as the "Shares".

          1.   PAYMENTS.  All payments of principal and interest in respect of
               --------
this Note shall be made in lawful money of the United States of America in same day funds at the executive offices of Payee located at 1800 Century Park East, Suite 900, Los Angeles, California 90067, or at such other place as shall be designated in a written notice delivered to Maker. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day, and such extension of time shall be included in the computation of interest payable on this Note.
Each payment hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal.

          2.   MANDATORY PAYMENTS.  Maker hereby agrees to make mandatory
               ------------------
payments of principal and interest on this Note based on Maker's compensation from Payee for each Fiscal Year during the term of this Note. Such mandatory payments may vary from Fiscal Year to Fiscal Year depending on the level of Maker's base compensation and bonus compensation in any particular Fiscal Year, as follows:

          (a) Maker shall make semi-monthly payments on this Note commencing on the 15th of the first full month following the date hereof in an amount equal to
(x) the Base Formula Amount (as defined below) for the Fiscal Year in which such payment is made, divided by (y) 24. The Base Formula Amount for each Fiscal Year shall equal:

               (i) Six percent (6%) of the first One Hundred Thousand Dollars ($100,000) of Maker's base compensation from Payee payable with respect to such Fiscal Year; plus

               (ii) Ten percent (10%) of the next Fifty Thousand Dollars ($50,000) of Maker's base compensation from Payee payable with respect to such that Fiscal Year; plus

               (iii) Fifteen percent (15%) of the next One Hundred Thousand Dollars ($100,000) of Maker's base compensation from Payee with respect to such Fiscal Year; plus

               (iv) Twenty-five percent (25%) of Makers' base compensation from Payee in excess of Two Hundred Fifty Thousand Dollars ($250,000) with respect to such Fiscal Year.

               For example, if Maker's base salary from Payee for the Fiscal Year commencing May 1, 1996 were $160,000, Maker would make 24 semi-monthly payments of $520.83 to Payee (i.e., 6% of $100,000 = $6,000; 10% of $50,000 =
$5,000; and 15% of $10,000 = $1,500. $6,000 + $5,000 + $1,500 = $12,500. $12,500
/ 24 = $520.83).

          (b) In addition, Maker shall make mandatory payments on this Note each December 31 and April 30 (or on such other dates as the Company may adopt for payment of bonus advances and/or bonus payments) from each bonus advance and bonus payment, if any, from Payee in an amount equal to the Bonus Formula Amount. The Bonus Formula Amount for each Fiscal Year shall equal the amount determined pursuant to the following formula minus all prior payments made in such Fiscal Year with respect to base compensation pursuant to subsection 2(a) and bonus compensation pursuant to this subsection 2(b):

               (i) Six percent (6%) of the first One Hundred Thousand Dollars $100,000) of Maker's total compensation (i.e., base compensation plus bonus) from Payee with respect to such Fiscal Year; plus

               (ii) Ten percent (10%) of the next Fifty Thousand Dollars ($50,000) of Maker's total compensation (i.e., base compensation plus bonus) from Payee with respect to such Fiscal Year; plus

               (iii) Fifteen percent (15%) of the next One Hundred Thousand Dollars ($100,000) of Maker's total compensation (i.e., base compensation plus bonus) from Payee with respect to such Fiscal Year; plus

               (iv) Twenty-five percent (25%) of Maker's total compensation (i.e., base compensation plus bonus) from Payee in excess of Two Hundred Fifty Thousand Dollars ($250,000) with respect to such Fiscal Year.

               For example, if Maker's base salary from Payee for the Fiscal Year commencing May 1, 1996 were $160,000, and Maker's annual bonus from Payee for such Fiscal Year were $50,000, Maker would make a payment on the date such bonus payment is made of $7,500 to Payee. (i.e., Maker's total compensation for Fiscal Year 1997 would equal $210,000. 6% of $100,000 = $6,000; 10% of $50,000 =
$5,000; and 15% of $60,000 = $9,000. $6,000 + $5,000 + $9,000 = $20,000. $20,000
- $12,500 (the amount that would have been paid pursuant to Section 2(a) = $7,500.)

          (c) Maker may authorize Payee to deduct from each semi-monthly payment of salary and from each bonus advance and bonus payment, if any, the amounts due under subparagraphs 2(a) and 2(b) above by delivering to Payee an executed Authorization for Payroll Deduction for Loan pursuant to the terms of the Subscription Agreement.

          (d) Notwithstanding the foregoing, the Principal Amount, together with accrued interest thereon, shall become due and payable in full immediately upon the termination of Maker's employment with Payee or its affiliates or Maker's death; provided, however, that if upon such termination of employment or death Payee is prohibited from purchasing the Shares by applicable law or any contract or agreement binding on Payee, this Note shall continue in full force and effect until such time as Payee notifies Maker in writing that it is legally and contractually permitted to purchase the Shares, at which time the Principal Amount, together with accrued interest thereon, shall become immediately due and payable.

          3.   VOLUNTARY PREPAYMENTS.  Maker shall have the right at any time
               ---------------------
and from time to time to prepay the principal and interest of this Note in whole or in part, without premium or penalty; provided that each such prepayment shall be in a minimum amount of One Thousand Dollars ($1,000) and integral multiples of that amount, or the amount of principal and interest then outstanding, whichever is less. All prepayments will be applied to payments in reverse order of maturity.

          4.   PLEDGE OF SECURITY.  Maker has entered into a Pledge Agreement
               ------------------
with Payee dated as of the date hereof (the "Pledge Agreement"), pursuant to which Maker pledges the Shares as security for this Note. All certificates or other instruments representing or evidencing such Shares shall be delivered to and held by Payee pursuant to the terms of the Stock Repurchase Agreement and the Pledge Agreement.

          5.   REPRESENTATIONS AND WARRANTIES.  Maker hereby represents and
               ------------------------------
warrants to Payee that:

          (a) This Note constitutes the legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

          (b) Maker is the legal and beneficial owner of the Shares free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance except for the security interest created by the Pledge Agreement.

          (c) The pledge of the Shares pursuant to the Pledge Agreement creates a valid first priority security interest in the Shares, securing the payment of the obligations under this Note.

          6.   EVENTS OF DEFAULT.  The occurrence of any of the following events
               -----------------
shall constitute an "Event of Default":

          (a) failure of Maker to pay any principal or interest under this Note when due, whether by acceleration (including, without limitation, acceleration pursuant to Section 2(d) hereof), by mandatory payment or otherwise, and such failure is not cured within 10 days;

          (b) Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case of bankruptcy under the U.S. Federal Bankruptcy Code (as now or hereafter in effect), or (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts;

          (c) a proceeding or case shall be commenced, without application or consent of Maker, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of the debts of Maker, (ii) the appointment of a trustee, receiver, custodian or liquidator of all or substantially all of the assets of Maker, or (iii) similar relief in respect of Maker under any applicable law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and, in any such case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more business days; or an order for relief against Maker shall be entered in an involuntary case under the U.S. Federal Bankruptcy Code (as now or hereafter in effect);

          (d) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other obligation to Payee;

          (e) Payee shall not have or cease to have a first priority security interest in the Shares;

          (f) failure by Maker to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Note, the Pledge Agreement, the Stock Repurchase Agreement or the Subscription Agreement, and such failure is not cured within 10 days; or

          (g) any representation or warranty made by Maker to Payee herein shall prove to be false in any material respect when made.

          7.   REMEDIES.  Upon the occurrence of any Event of Default specified
               --------
in Section 6 above, the Principal Amount of this Note together with accrued interest thereon shall become immediately due and payable without notice of default, presentment or demand for payment, protest or other notices or demands of any kind (all of which are hereby expressly waived by Maker). Maker agrees to pay all costs and expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Payee in the enforcement and collection of this Note.

          8.   GOVERNING LAW.  This Note and the rights and obligations of the
               -------------
parties hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.

                                                  MAKER

                                                  By:  ______________________

                                                       Name: ________________

                                   EXHIBIT D

                       SECOND INSTALLMENT NOTE - OPTION 2

                            SECURED PROMISSORY NOTE
                       SECOND INSTALLMENT NOTE - OPTION 2


$________________                                   Dated:  ____________________


          FOR VALUE RECEIVED, the undersigned,

_________________________________________________________, an individual
("Maker"), hereby unconditionally promises to pay to the order of KORN/FERRY INTERNATIONAL ("Payee"), in the manner and at the place hereinafter provided, the principal amount of $_____________ (the "Principal Amount"). Maker shall make mandatory prepayments in accordance with Section 2 below and Maker may make voluntary prepayments in accordance with Section 3 below.

          Maker also promises to pay interest on the unpaid principal amount hereof, which shall accrue commencing on the date hereof until paid in full, at an adjustable rate determined for each Fiscal Year (as defined below) that is equal to the reference rate plus .75% of Bank of America as in effect on the last day of the preceding Fiscal Year (which reference rate was _____%). For purposes hereof, "Fiscal Year" shall mean the twelve month period commencing each May 1 and ending each April 30. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed during the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the Stock Subscription Agreement (Basic Equity Account) (the "Subscription Agreement") and the Stock Repurchase Agreement (the "Stock Repurchase Agreement"), each between Maker and Payee and dated as of the date hereof, and is subject to the terms and conditions thereof. The shares of common stock of Payee issuable to Maker pursuant to the Subscription Agreement are referred to herein as the "Shares".

          1.   PAYMENTS.  All payments of principal and interest in respect of
               --------
this Note shall be made in lawful money of the United States of America in same day funds at the executive offices of Payee located at 1800 Century Park East, Suite 900, Los Angeles, California 90067, or at such other place as shall be designated in a written notice delivered to Maker. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day, and such extension of time shall be included in the computation of interest payable on this Note.
Each payment hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal.

          2.   MANDATORY PAYMENTS.
               ------------------

          (a) Maker shall make quarterly mandatory payments on this Note on each July 31, October 31, January 31 and April 30, commencing on the first such date to follow the date hereof, in twelve (12) installments, with each installment consisting of a principal payment in the amount of $______________, plus all interest accrued on the Principal Amount through the date such payment is made.

          (b) Notwithstanding the foregoing, the Principal Amount, together with accrued interest thereon, shall become due and payable in full immediately upon the termination of Maker's employment with Payee or its affiliates or Maker's death; provided, however, that if upon such termination of employment or death Payee is prohibited from purchasing the Shares by applicable law or any contract or agreement binding on Payee, this Note shall continue in full force and effect until such time as Payee notifies Maker in writing that it is legally and contractually permitted to purchase the Shares, at which time the principal amount of this Note, together with accrued interest thereon, shall become immediately due and payable.

          3.   VOLUNTARY PREPAYMENTS.  Maker shall have the right at any time
               ---------------------
and from time to time to prepay the principal and interest of this Note in whole or in part, without premium or penalty; provided that each such prepayment shall be in a minimum amount of One Thousand Dollars ($1,000) and integral multiples of that amount, or the amount of principal and interest then outstanding, whichever is less. All prepayments will be applied to payments in reverse order of maturity.

          4.   PLEDGE OF SECURITY.  Maker has entered into a Pledge Agreement
               ------------------
with Payee dated as of the date hereof (the "Pledge Agreement") pursuant to which Maker pledges the Shares as security for this Note. All certificates or other instruments representing or evidencing such Shares shall be delivered to and held by Payee pursuant to the terms of the Stock Repurchase Agreement and the Pledge Agreement.

          5.   REPRESENTATIONS AND WARRANTIES.  Maker hereby represents and
               ------------------------------
warrants to Payee that:

          (a) This Note constitutes the legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

          (b) Maker is the legal and beneficial owner of the Shares free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance except for the security interest created by the Pledge Agreement.

          (c) The pledge of the Shares pursuant to the Pledge Agreement creates a valid first priority security interest in the Shares, securing the payment of the obligations under this Note.

          6.   EVENTS OF DEFAULT.  The occurrence of any of the following events
               -----------------
shall constitute an "Event of Default":

          (a) failure of Maker to pay any principal or interest under this Note when due, whether by acceleration (including, without limitation, acceleration pursuant to Section 2(b) hereof), by mandatory payment or otherwise, and such failure is not cured within 10 days;

          (b) Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case of bankruptcy under the U.S. Federal Bankruptcy Code (as now or hereafter in effect), or (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts;

          (c) a proceeding or case shall be commenced, without application or consent of Maker, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of the debts of Maker, (ii) the appointment of a trustee, receiver, custodian or liquidator of all or substantially all of the assets of Maker, or
(iii) similar relief in respect of Maker under any applicable law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and, in any such case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more business days; or an order for relief against Maker shall be entered in an involuntary case under the U.S. Federal Bankruptcy Code (as now or hereafter in effect);

          (d) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other obligation to Payee;

          (e) Payee shall not have or cease to have a first priority security interest in the Shares;

          (f) failure by Maker to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Note, the Pledge

Agreement, the Subscription Agreement or the Stock Repurchase Agreement, and such failure is not cured within 10 days; or

          (g) any representation or warranty made by Maker to Payee herein shall prove to be false in any material respect when made.

          7.   REMEDIES.  Upon the occurrence of any Event of Default specified
               --------
in Section 6 above, the Principal Amount of this Note together with accrued interest thereon shall become immediately due and payable without notice of default, presentment or demand for payment, protest or other notices or demands of any kind (all of which are hereby expressly waived by Maker). Maker agrees to pay all cost and expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Payee in the enforcement and collection of this Note.

          8.   GOVERNING LAW.  This Note and the rights and obligations of the
               -------------
Maker and the Payee hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.

                                                   MAKER

                                                   By: ______________________

                                                        Name: _______________

                                   EXHIBIT E

                 AUTHORIZATION FOR PAYROLL DEDUCTION FOR LOAN

                 AUTHORIZATION FOR PAYROLL DEDUCTION FOR LOAN


          I, _____________________, hereby agree and acknowledge that as a result of [a] loan(s) to me by Korn/Ferry International (the "Company"), which is my employer or the parent or affiliate corporation of my employer, pursuant to that certain Stock Subscription Agreement dated as of ___________________ (the "Subscription Agreement"), I owe the Company the aggregate sum of $__________________, $_________________ of which is evidenced by the First
Installment Note dated as of ____________________, $_________________ of which is evidenced by the Second Installment Note - Option 1 dated as of __________________, $______________ of which is evidenced by the Amendment to First Installment Note, and $______________ of which is evidenced by the Amendment to Second Installment Note - Option 1 delivered to the Company pursuant to the terms of the Subscription Agreement, copies of which are attached hereto and incorporated herein by this reference (the "Note(s)"). I wish to repay this sum to the Company in the form of semi-monthly payroll deductions and deductions from annual bonus advances and bonus payments, if any. Therefore, in accordance with California Labor Code Section 224 and other applicable laws, I hereby authorize my employer to deduct from each of my payroll checks and bonus advance and bonus payment checks, if any, the payments due under and in accordance with the terms of the Note(s). Such deductions are authorized over and above any other deductions I may have already authorized (e.g., insurance premiums, hospital or medical dues). If I should for any reason cease employment with my employer, any unpaid balance of the Note(s) may be deducted from my final payroll check, or from any other check for compensation I may receive from my employer (e.g., for unused vacation).


EXECUTED ON: ________________, 19___


                              By:   _____________________

                              Name: _____________________

                                   EXHIBIT F

                           STOCK REPURCHASE AGREEMENT

                          STOCK REPURCHASE AGREEMENT

          THIS STOCK REPURCHASE AGREEMENT (the "Agreement") is entered into as of ______________________ by and between Korn/Ferry International, a California corporation (the "Company"), and __________________________________________, an
individual (the "Shareholder").

                                R E C I T A L S

          A. The Company is a corporation duly organized and existing under the laws of the State of California.

          B. In 1991, the Company adopted the Executive Participation Program (the "Equity Plan"), which provides for the sale of shares of Company common stock to certain officers of the Company.

          C. The Shareholder desires to participate in the Equity Plan and to purchase the amount of shares of Company Common Stock set forth in the Executive Participation Program Stock Subscription Agreement (Basic Equity Account) between Company and Shareholder dated as of ________________________ (the "Subscription Agreement"), which requires that Shareholder enter into this Agreement with the Company.

          NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth below, the parties hereto agree as follows:

          1.   DEFINITIONS.  For all purposes of this Agreement, the following
               -----------
definitions apply:

               "Book Value" means the book value of a Share, as determined in accordance with generally accepted accounting principals applied in accordance with the usual accounting practices of the Company.

               "Fiscal Year" means the fiscal year of the Company, which begins each May 1 and ends each April 30.

               "Shares" means the shares of Company Common Stock currently held or acquired by Shareholder in the future.

               "Value" means, for purposes of determining the price at which a Share will be sold or purchased pursuant to this Agreement, (a) the Book Value of such Share as of the end of the Fiscal Year immediately preceding such sale or purchase, or (b) such other value or formula for determining value as may be specified from time to time after the date hereof in a resolution adopted by such percentage of the shareholders of the Company as are then required pursuant to the Company's Articles of Incorporation as the value or formula for determining Value to be used in connection with any sales and purchases of Shares by the Company, including, without limitation, sales and purchases pursuant to the Equity Plan.

          2.   COMPLIANCE WITH AGREEMENT.  Except as expressly set forth herein,
               -------------------------
the Shareholder shall not sell, transfer, hypothecate, pledge or otherwise dispose of the Shares or any interest therein held by Shareholder (a "Transfer") without the prior written consent of the Company. Any purported Transfer not in compliance with the terms and conditions of this Agreement shall be void and of no force and effect. If the Shares are Transferred, in whole or part, voluntarily or involuntarily, by operation of law or otherwise, by reason of insolvency or bankruptcy of the Shareholder, or otherwise in violation of the provisions of this Agreement, the recipient of any of the Shares shall not be registered on the books of the Company and shall not be recognized as the holder of the Shares by the Company and shall not acquire any voting, dividend or other rights in respect thereof.

          3.   INVESTMENT INTENT.  The Shareholder hereby represents and
               -----------------
warrants to the Company that the Shareholder's purchase of the Shares has been made for his or her own account, for investment purposes only and not with a view to distribution or resale of the Shares. The Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, or the securities laws of any state. The Shareholder may not sell the Shares unless they have been so registered or unless, in the opinion of counsel satisfactory to the Company, such registration is not required.

          4.   RESTRICTION ON CERTIFICATES.  The Shareholder understands and
               ---------------------------
agrees that the certificate(s) issued to him or her representing the Shares:

               (i)    Shall contain the following legend:

     "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT EVIDENCE OF SUCH REGISTRATION OR OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT. THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED BY THE TERMS OF A STOCK REPURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS."

               (ii) May contain additional legends as required by state securities laws.

               (iii) Shall contain the following legend, if the Shareholder is not a U.S. Person, as defined in the Act and Regulation S promulgated thereunder/

     "THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED."

          5.   POSSESSION OF CERTIFICATES.  The Company shall hold the
               --------------------------
certificates evidencing the Shares as custodian to protect its interests hereunder. In furtherance thereof, Shareholder shall execute and deliver to the Company an assignment in blank in the form of Exhibit A hereto, for the transfer of such certificates. The Company will deliver to Shareholder a receipt for such Shares in the form of Exhibit B hereto.

          6.   REPURCHASE OF SHARES BY COMPANY.  Upon the termination of
               -------------------------------
Shareholder's employment with the Company (for any reason whatsoever), and subject to any prohibitions on the purchase of Shares by the Company under applicable law or any agreement binding on the Company, the Shareholder shall sell and the Company shall purchase the Shares at a price per share equal to the Value of a share of Company Common Stock as of the date on which such Shares are to be purchased by the Company. Company and Shareholder agree that Company shall purchase the Shares on a date specified by Company, which shall not be later than 90 days after termination of Shareholder's employment with the Company. Notwithstanding the foregoing, if the Company is prohibited from purchasing the Shares by applicable law or by any contract or agreement binding on the Company, including without limitation any loan agreement, the Company will purchase the Shares as soon as practicable after it determines in good faith that it is legally and contractually permitted to do so. If Shareholder paid for all or any part of the Shares with a promissory note or notes payable to the Company, the Company will, and Shareholder hereby authorizes the Company to, offset against any amounts owing to Shareholder by the Company with respect to Shares purchased hereunder any amounts outstanding for principal or accrued interest under such promissory note(s). Any amount so offset shall be deducted from the purchase price to be paid under this section upon the purchase of the Shares by the Company. The balance of the purchase price for the Shares, if any, shall be paid by the Company, in its sole and absolute discretion, either in cash or by delivery of a non-transferable promissory note in the form of Exhibit C hereto (the "Note"); provided, however, that if termination of employment is due to Executive's death, the balance of the purchase price shall be paid in cash. The Note shall bear simple interest at Bank of America's reference rate as of the date hereof and may be for term of up to five years. The Note shall be paid in equal annual installments of principal plus all accrued and unpaid interest on the total principal amount. Subject to the preceding sentence, the actual term of the Note will be determined in the sole and absolute discretion of the Company. The indebtedness evidenced by the Note, both principal and interest, shall be subordinated and junior, to the extent set forth in the next sentence, to all indebtedness of the Company, both principal and interest (accrued and accruing thereon both before and after the date of filing a petition in any bankruptcy, insolvency, reorganization or receivership proceedings, whether or not allowed as a claim in such case or proceeding) in respect of borrowed money, whether outstanding on the date of the Note or thereafter created, incurred or assumed (collectively, the "Senior Debt"); provided, that such Senior Debt shall not include any obligation of the Company under the Equity Plan to repurchase shares of its common stock. Upon the maturity of any of the Senior Debt by lapse of time, acceleration or otherwise, all principal of, and interest on, all such matured Senior Debt shall first be paid in full before any payment is made by the Company on account of principal of, or interest on, the Note.

          7.   ASSIGNMENT OF PURCHASE RIGHTS.  The Company may assign, in whole
               -----------------------------
or part, its right to purchase the Shares under this Agreement to a designee(s).

          8.   PRESENTLY OWNED AND AFTER-ACQUIRED SHARES.  The Shareholder
               -----------------------------------------
agrees that the terms and conditions of this Agreement shall be binding upon him or her as to any shares of Common Stock of the Company which Shareholder owns as of the date hereof or which may hereafter be acquired by the Shareholder, without further action.

          9.   CHANGE IN MARITAL STATUS.  In the event that the Shareholder's
               ------------------------
marital status is altered by dissolution or divorce or by the death of the Shareholder's spouse, any interest of his or her former spouse, whether as community property or as a result of a property settlement agreement, a divorce decree or other legal proceeding, may be purchased by the Company and shall be sold by the Shareholder's former spouse or his or her estate according to the provisions of this Agreement. The Shareholder agrees to notify the Company of any change in marital status, including, without limitation, marriage, dissolution of marriage, divorce or death of spouse, within 10 business days of said event. The Shareholder agrees to cause any spouse who has not signed a consent to this Agreement in the form of Exhibit D to do so at the time notice is given to the Company under this Section.

          10.  AMENDMENT.  No change, amendment or modification of this
               ---------
Agreement shall be valid unless it is in writing and signed by the Company and the Shareholder.

          11.  REMEDIES.  The Shares cannot be readily purchased or sold in the
               --------
open market and, for that reason, among others, the parties will be irreparably damaged in the event the agreements contained herein are not specifically enforced. If any dispute arises concerning the transfer of any Shares, an injunction may be issued restraining any such transfer pending the determination of such controversy. In the event of any controversy, such rights or obligations shall be enforceable in a court by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have. The provisions of this Agreement are for the benefit of the Company and the Shareholder and may be enforced by either of them.

          12.  EXPENSES.  Shareholder agrees to pay to the Company the amount of
               --------
any and all reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses, which the Company may incur in connection with the enforcement of its rights hereunder.

          13.  NOTICES.  Any notice required or permitted to be given hereunder
               -------
shall be in writing and shall be mailed first-class, postage prepaid, or shall be personally delivered. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, an authorized officer of the recipient. All such communications, if intended for the Company, shall be addressed to the Company as follows:

               Korn/Ferry International
               1800 Century Park East
               Suite 900
               Los Angeles, California 90067
               Attn.:  Corporate Office
                       Vice President - Administration

and if intended for the Shareholder shall be addressed to the Shareholder at his or her address as shown on the Company's books. Any party may change his, her or its address for notice by giving notice thereof to the other party to this Agreement. A change of address notice by the Shareholder shall be recorded in the books of the Company as the Shareholder's address for notice unless the Shareholder otherwise instructs the Company.

          14.  GOVERNING LAW.  All questions with respect to the construction of
               -------------
this Agreement and the rights and liabilities of the parties hereto shall be governed by the laws of California.

          15.  SUCCESSORS AND ASSIGNS.  Subject to the terms herein, this
               ----------------------
Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

          16.  ENTIRE AGREEMENT.  This Agreement contains the entire Agreement
               ----------------
of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter contained in this Agreement which are not fully set forth herein.

          17.  COUNTERPARTS.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          18.  WAIVER.  No waiver of any right pursuant hereto or waiver of any
               ------
breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or affect the later enforcement of such right.

          19.  CAPTIONS.  The captions of the various sections herein are solely
               --------
for the convenience of the parties hereto and shall not affect or control the meaning or construction of this Agreement.

          20.  SEVERABILITY.  Should any portion of this Agreement be declared
               ------------
invalid and unenforceable, then such portion shall be deemed to be severable from this Agreement and shall not affect the remainder hereof.

          21.  AGREEMENT AVAILABLE FOR INSPECTION.  An original copy of this
               ----------------------------------
Agreement, together with all amendments, duly executed by the Company and the Shareholder, shall be delivered to the Secretary of the Company and maintained by him or her at the principal executive office of the Company and shall be available for inspection by any person requesting to see it.

          22.  ADDITIONAL DOCUMENTS.  The parties hereto agree to sign all
               --------------------
necessary documents and take all other actions necessary to carry out the provisions of this Agreement.

          IN WITNESS, WHEREOF, the parties have executed this Shareholder's Agreement as of the date first written above.


                                   SHAREHOLDER


                                   By: _____________________________

                                       Name: _______________________



                                   KORN/FERRY INTERNATIONAL


                                   By: _____________________________

                                       Name:     Norman A. Glick
                                             -----------------------

                                       Title:    VP Finance & CFO
                                              ----------------------

                                   EXHIBIT A

                         IRREVOCABLE STOCK ASSIGNMENT


          For good and valuable consideration pursuant to Section 6 of that certain Stock Repurchase Agreement between the undersigned and Korn/Ferry International, the undersigned hereby sells, assigns and transfers to ________________________________ ______ shares of common stock of Korn/Ferry
International, represented by Certificate No(s). ________________ standing in the name of the undersigned on the books of said company.


                              By:   _______________________

                              Name: _______________________

                              Dated: _______________, 19__


WITNESS:



By:  _______________________
Name: ______________________
Dated: _______________, 19__

                                   EXHIBIT B

                                    RECEIPT


          Korn/Ferry International, a California corporation (the "Company"), hereby acknowledges that it has received and is holding as custodian on behalf of ___________________________________________________________, an officer of the Company ("Executive"), ___________ shares of Company Common Stock (the "Shares"), represented by certificate(s) number __________, __________ and __________ issued on ____________________, 19___ in the name of Executive
(copies of which are attached hereto), together with an Irrevocable Stock Assignment executed by Executive (the "Stock Assignment"). The Shares and the Stock Assignment are being held by the Company pursuant to and in accordance with the terms of that certain Stock Repurchase Agreement between the Company and Executive, and any promissory note(s) and related Stock Pledge Agreement delivered by Executive to the Company in connection with the purchase of all or a portion of the Shares.

                                   KORN/FERRY INTERNATIONAL



                                   By: _____________________________

                                       Name: _______________________

                                       Title: ______________________

Dated: ______________, 19__

                                   EXHIBIT C

                           KORN/FERRY INTERNATIONAL
                 NON-TRANSFERABLE SUBORDINATED PROMISSORY NOTE


$_______________                                              ____________, 19__


          FOR VALUE RECEIVED, the undersigned, KORN/FERRY INTERNATIONAL, a California corporation (the "Company") hereby promises to pay to the order of _____________________ ____________________ ("Payee") the principal sum of
____________________________________________________________ dollars
($________________), plus interest on the unpaid balance thereof at the rate of ______% per annum [reference rate of Bank of America on the date hereof].

     Payments of principal and interest hereunder shall be in lawful money of the United States of America and shall be payable in ______________ (___) annual payments, the first such payment to be made on ____________, 19__, and the final such payment to be made on ____________, 19__. Interest shall be simple interest and shall be paid on the basis of a 360-day year and a 30-day month.

          Principal and interest on this note are payable, at __________________ ___________________________________________________________, or such other place as Payee shall designate in writing for such purpose at least five business days in advance of the applicable payment date. Principal and interest on this note may be prepaid at any time, in whole or in part, without premium or penalty. The timely tender of any payment of principal or interest on this note shall be deemed to have been made if a check for such payment is mailed two business days before the day such payment is due.

          If any payment of principal or interest on this note shall be due on a Saturday, Sunday or legal holiday under the laws of the State of California, or any other day on which banking institutions in the City of Los Angeles are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in California, and any such extended time shall not be included in computing interest in connection with such payment.

          The indebtedness evidenced by this note, both principal and interest, is subordinated and junior to the extent set forth in Section 6 of that certain Stock Repurchase Agreement dated as of __________________ between the Company and Payee.

          Payee shall not sell, assign or otherwise transfer or dispose of all or any part of this note to any person, partnership, corporation, firm or other entity, except with the prior written consent of the Company.

          This note is made and delivered in California and shall be governed, construed and enforced according to the laws of the State of California.


                                   KORN/FERRY INTERNATIONAL


                                   By:  ________________________

                                        Name: __________________

                                        Title: _________________

                                   EXHIBIT D

                       CONSENT OF SPOUSE OF SHAREHOLDER


          The undersigned, being the spouse of the Shareholder, _______________, who has signed the foregoing Agreement, hereby acknowledges that he or she has read and is familiar with the provisions of said Agreement including but not limited to Section 9 herein and agrees to be bound thereby and join therein to the extent, if any, that his or her agreement and joinder may be necessary. The undersigned hereby agrees that the Shareholder may join in any future amendment or modifications of the Agreement without any further signature, acknowledgment, agreement or consent on his or her part; and the undersigned hereby further agrees that any interest which he or she may have in the shares of common stock of the Company held by Shareholder shall be subject to the provisions of this Agreement.


                              By:   _________________________

                              Name: _________________________

                              Dated: ________________________

                                   EXHIBIT G

                            STOCK PLEDGE AGREEMENT

                            STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of ______________________ by and between Korn/Ferry International, a California corporation (the "Company"), and __________________________________________, an
officer of the Company ("Executive").


                                R E C I T A L S

     A. In 1991, the Company adopted the Executive Participation Program (the "Equity Plan"), which provides for the sale of shares of Company common stock to certain officers of the Company.

     B. Executive has agreed to participate in the Equity Plan and to purchase from the Company shares of Common Stock (the "Shares") of the Company, in the amount and pursuant to the terms of the Executive Participation Program Stock Subscription Agreement (Basic Equity Account), dated as of __________________ (the "Subscription Agreement").

     C. The Shares are also subject to the terms of that certain Stock Repurchase Agreement dated as of _______________________ between Company and Executive delivered pursuant to the Subscription Agreement (the "Stock Repurchase Agreement").

     D. Executive has agreed to pledge all of the Shares being acquired by Executive to secure payment of the promissory note(s) made as of the date hereof or at any future date by Executive in favor of the Company pursuant to Section 3 of the Subscription Agreement (the "Promissory Note(s)").

          NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth below, the parties hereto agree as follows:

          1.   CREATION OF SECURITY INTEREST.  As security for the prompt
               -----------------------------
payment and performance in full when due, whether on the respective maturity dates, by acceleration or otherwise (including payments of amounts that would become due by operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or any successor provision thereto), of the Promissory Note(s), Executive hereby assigns, transfers to and pledges for the purpose of creating a security interest for the benefit of Company, all of the Shares and the certificates representing the Shares and any interest of Executive in the entries on the Company's books pertaining to the Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Shares (the "Collateral"). The Company shall retain possession of any and all of the stock certificates representing the Shares pursuant to the terms of this

Agreement and the Stock Repurchase Agreement, which also provides for the delivery of executed stock powers, but shall not encumber or dispose of the Collateral except in accordance with the provisions of this Agreement.

          2.   REPRESENTATIONS AND WARRANTIES OF EXECUTIVE.  Executive
               -------------------------------------------
represents and warrants as follows:

               (a) Executive has good title to the Shares as the legal and beneficial owner thereof.

               (b) There are no restrictions upon the transfer of the Shares other than pursuant to the Subscription Agreements, the Stock Repurchase Agreement and applicable securities laws.

               (c) Except for the security interest granted in this Pledge Agreement, there is no adverse lien, security interest or encumbrance in or on said Shares.

          3.   DIVIDENDS.  During the term of this Pledge Agreement, any
               ---------
dividends declared on the Collateral shall be paid to the Executive provided that there has not been an Event of Default (as defined in Paragraph 6 hereof). Upon occurrence of any Event of Default, all such amounts shall thereafter be paid to Company.

          4.   VOTING RIGHTS.  During the term of this Pledge Agreement and so
               -------------
long as there has not been an Event of Default (as defined in Paragraph 6 hereof), Executive shall have the right to vote the Collateral. Upon occurrence of any Event of Default, such rights shall immediately be transferred to Company.

          5.   STOCK ADJUSTMENT.  In the event that during the term of this
               ----------------
Pledge Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of any such changes in the Collateral shall be held by the Company under the terms of this Pledge Agreement in the same manner as the Shares originally transferred hereunder.

          6.   EVENTS GIVING RISE TO DEFAULT.  The occurrence of any of the
               -----------------------------
following events shall constitute an "Event of Default":

               (a) Failure of Executive to keep or perform any of the terms or provisions of this Pledge Agreement.

               (b) The occurrence of an Event of Default as defined in any Promissory Note.

          7.   REMEDIES ON EVENT OF DEFAULT.  Upon the occurrence of an Event of
               ----------------------------
Default as specified in Paragraph 6 hereof, Company may then elect to sell all or any part of the Collateral or may elect to exercise any other rights or pursue any other lawful remedies pursuant to applicable provisions of the California Commercial Code. The Company may buy all or any part of the Collateral at any such sale. The proceeds of any such sale shall be applied, in order, to the following:

               (a) The reasonable expenses of retaking, holding, preparing for sale, selling, and the like, including, without limitation, reasonable attorneys' fees and legal expenses incurred by the Company;

               (b) The unpaid balance of principal and interest due under the Promissory Note(s).

               The surplus, if any, shall be paid to the person or persons entitled thereto. If there be a deficiency, Executive shall be personally liable to the Company for any such deficiency.

               Upon the occurrence of an Event of Default, the Company may propose to accept the Collateral, which acceptance shall discharge any then undischarged obligation of Executive hereunder, all as in accordance with applicable provisions of the California Commercial Code.

          8.   PAYMENT OF INDEBTEDNESS.  Upon the fulfillment of all obligations
               -----------------------
of Executive for payment in full of the Promissory Note(s), the Company shall continue to hold all of the certificates representing the Shares and the related Stock powers pursuant to the terms of the Stock Repurchase Agreement.

          9.   CONTINUING AGREEMENT.  Until all indebtedness pursuant to the
               --------------------
Promissory Note(s) shall have been paid in full, all rights, powers and remedies granted to the Company hereunder shall continue to exist and may be exercised by the Company at any time.

          10.  RIGHTS OF COMPANY.  The rights, powers and remedies given to the
               -----------------
Company by virtue of this Agreement shall be in addition to all rights, powers and remedies given to the Company by virtue of any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Company shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Company.

          11.  EXPENSES.  Executive agrees to pay all costs and expenses,
               --------
including, without limitation, reasonable attorneys' fees and legal expenses, incurred in the enforcement of this Agreement.

          12.  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          13.  BENEFIT.  This Agreement shall inure to the benefit of and be
               -------
binding upon the parties hereto, their successors, assigns, administrators and executors.

          14.  NOTICES.  Any notice required or permitted to be given hereunder
               -------
shall be in writing and shall be mailed first class, postage prepaid, or shall be personally delivered. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, the recipient. All such communications shall be addressed as follows:

               If to the Company:

               Korn/Ferry International
               1800 Century Park East
               Suite 900
               Los Angeles, California  90067
               Attn.:  Corporate Office
                       Vice President - Administration

               If to the Executive:

               At Executives address as shown in the Company's books

               or to such other address as is provided by the parties hereto from time to time.

          15.  COUNTERPARTS.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   EXECUTIVE


                                   By:  ___________________________

                                        Name: __________________________



                                   COMPANY:

                                   KORN/FERRY INTERNATIONAL


                                   By:  ___________________________

                                        Name:   Norman A. Glick
                                        ---------------------------

                                        Title:  VP Finance & CFO
                                        --------------------------

                                   EXHIBIT H

                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE
                            FIRST INSTALLMENT NOTE

                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE
                            FIRST INSTALLMENT NOTE



          THIS AMENDMENT (the "Amendment") is made this ___ day of ____________ 19__ by ______________________________, an individual ("Maker"), to that certain
Secured Promissory Note First Installment Note (the "Note"), dated __________________, 19__, executed by Maker in favor of KORN/FERRY INTERNATIONAL ("Payee"). All capitalized terms not otherwise defined herein shall have the meanings given them in the Note.

          Pursuant to the Stock Subscription Agreement, the Note is hereby amended as follows:

          1. The first sentence to the initial Preamble paragraph of the Note is amended by deleting the parenthetical at the end of the sentence and inserting the following:

               "(the "Original Principal Amount") plus an additional principal amount of $____________ (the "Additional Principal Amount" and, collectively with the Original Principal Amount, the "Principal Amount")."

          2. Sections 2(a)(i), 2(a)(ii) and 2(a)(iii) of the Note are amended by deleting "Principal Amount" and inserting "Original Principal Amount" in every instance.

          3. Section 2(a)(ii) of the Note is amended by deleting the word "and" at the end of the sentence.

          4. Section 2(a)(iii) of the Note is amended by deleting the period and inserting a semi-colon plus the word "and" at the end of the sentence.

          5. A new Section 2(a)(iv) is hereby inserted in its entirety as follows:

               "    (iv) The Additional Principal Amount, plus all interest
               accrued on the Additional Principal Amount through the date payment is made, on the last business day of the eighteenth full month following the date hereof."

          From and after ____, interest shall accrue on the Additional Principal Amount at the rate set forth in the Note.

          Except as expressly provided above, the Note is not modified in any respect, and the Note as herein modified is hereby ratified and confirmed in all respects.


          IN WITNESS WHEREOF, Maker has executed and delivered this Amendment as of the day and year first written above.


                              MAKER

                              By:______________________________

                                 Name:_________________________


Accepted and Agreed:

KORN FERRY INTERNATIONAL


By:__________________________

Name:    Norman A. Glick
     ------------------------

Title:   VP Finance & CFO
      -----------------------

                                   EXHIBIT I

                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE
                      SECOND INSTALLMENT NOTE - OPTION 1

                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE
                      SECOND INSTALLMENT NOTE - OPTION 1

          THIS AMENDMENT (the "Amendment") is made this ___ day of ____________ 19__ by ______________________________, an individual ("Maker"), to that certain
Secured Promissory Note Second Installment Note - Option 1 (the "Note"), dated __________________, 19__, executed by Maker in favor of KORN/FERRY INTERNATIONAL ("Payee"). All capitalized terms not otherwise defined herein shall have the meanings given them in the Note.

          Pursuant to the Stock Subscription Agreement, the Note is hereby amended as follows:

          1. The first sentence to the initial Preamble paragraph of the Note is amended by deleting $_____________ [INSERT INITIAL PRINCIPAL AMOUNT] and inserting $______________ [INSERT AGGREGATE PRINCIPAL AMOUNT].

          From and after ____, interest shall accrue on the amended principal amount set forth above at the rate set forth in the Note.

          Except as expressly provided above, the Note is not modified in any respect, and the Note as herein modified is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, Maker has executed and delivered this Amendment as of the day and year first written above.

                              MAKER

                              By: ___________________________________

                                  Name:______________________________

Accepted and Agreed:

KORN FERRY INTERNATIONAL


By:___________________________

Name:       Norman A. Glick
     -------------------------

Title:      VP Finance & CFO
      ------------------------

                                   EXHIBIT J

                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE
                      SECOND INSTALLMENT NOTE - OPTION 2

                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE
                      SECOND INSTALLMENT NOTE - OPTION 2



          THIS AMENDMENT (the "Amendment") is made this ___ day of ____________ 19__ by ______________________________, an individual ("Maker"), to that certain
Secured Promissory Note Second Installment Note - Option 2 (the "Note"), dated __________________, 19__, executed by Maker in favor of KORN/FERRY INTERNATIONAL ("Payee"). All capitalized terms not otherwise defined herein shall have the meanings given them in the Note.

          Pursuant to the Stock Subscription Agreement, the Note is hereby amended as follows:

          1. The first sentence to the initial Preamble paragraph of the Note is amended by deleting $_____________ [INSERT ORIGINAL PRINCIPAL AMOUNT] and inserting $______________ [INSERT AGGREGATE PRINCIPAL AMOUNT].

          2. Section 2(a) of the Note is hereby deleted in its entirety and replaced with the following:

               "         (a)  Maker shall make quarterly mandatory payments on
               this Note on each July 31, October 31, January 31 and April 30, commencing on the first such date to follow the date hereof, in sixteen (16) installments consisting of a principal payment in the amount of $________________, plus all interest accrued on the Principal Amount through the date such payment is made."

          From and after ___________, interest will accrue on the amended Principal Amount set forth above at the rate set forth in the Note.

          Except as expressly provided above, the Note is not modified in any respect, and the Note as herein modified is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, Maker has executed and delivered this Amendment as of the day and year first written above.


                              MAKER

                              By: ___________________________________

                                  Name:______________________________

Accepted and Agreed:

KORN FERRY INTERNATIONAL


By:___________________________

Name:       Norman A. Glick
     -------------------------

Title:      VP Finance & CFO
      ------------------------

                                      J-2